MANUFACTURER REPRESENTATIVE AGREEMENT

      THIS MANUFACTURER REPRESENTATIVE AGREEMENT, entered into as of this 1st day of January, 1998, by and between CONVERSION TECHNOLOGIES INTERNATIONAL, INC., a company organized and existing under the laws of the State of Delaware, with principal offices at 3452 Lake Lynda Drive, Suite 280, Orlando, Florida 32817, facsimile number: (407) 207-5955 (hereinafter the "COMPANY") and ENGINEERED PRODUCTS SALES ASSOCIATES, a company organized and existing under the laws of Pennsylvania, with principal offices at 443 Silver Dew, Lake Mary, Florida 32746, facsimile number: (407) 302-6397 (hereinafter "REPRESENTATIVE").

                                   WITNESSETH

      WHEREAS, the COMPANY is engaged in the business of marketing and distributing a variety of silica-based abrasives and construction materiel substrates including alumina-silicate glass, soda lime glass, ceramic and colored substances; and

      WHEREAS. REPRESENTATIVE desires to act as the COMPANY's independent marketing and sales representative for such products.

      NOW, THEREFORE, IT IS MUTUALLY AGREED AS FOLLOWS:

      1. APPOINTMENT. Subject to the terms and conditions of this Agreement, the COMPANY hereby appoints REPRESENTATIVE, and REPRESENTATIVE hereby accepts appointment, as the COMPANY'S nonexclusive Independent marketing and sales representative during the term of this Agreement to promote and assist the COMPANY in the sale or the products (the "PRODUCTS") manufactured by or for, and sold by, the COMPANY.

      2. CUSTOMERS. A schedule of current customers of COMPANY for which REPRESENTATIVE is eligible to obtain a commission on sales of PRODUCTS thereto ("Customers") under the terms and conditions further described in Paragraph 8 hereof, shall be attached hereto as Exhibit A and be made a part hereof. Subject to REPRESENTATIVE'S Exclusive Right of Solicitation under the terms and conditions of this Agreement in general and as more particularly described in the proviso immediately hereafter, COMPANY shall have the ultimate right to (i) sell the PRODUCTS to any customer, including without limitation, the Customers listed on Exhibit A, with or without involvement of REPRESENTATIVE, and (ii) appoint one or inure additional marketing and/or sales representatives, distributors and/or other agents or representatives to promote and assist the COMPANY in the sale of the PRODUCTS to any customers, including the Customers ("Reversionary Right of Solicitation"); provided, however, that for so long as REPRESENTATIVE meets the quarterly Performance Criteria as further described in Subparagraph 5(d) hereof, REPRESENTATIVE shall have the exclusive right during the term of this Agreement to conduct sales promotion work and solicitations of sales of PRODUCTS to CUSTOMERS ("Exclusive Right of Solicitation"), and, in turn, COMPANY shall not have the Reversionary Right of Solicitation; provided further that, if at any time during the term of this Agreement, REPRESENTATIVE fails to meet any such quarterly Performance Criteria, then COMPANY may suspend or terminate REPRESENTATIVE's Exclusive Right of Solicitation as further described in Subparagraph 5(d) hereof. In the event of any such sales and/or appointments, REPRESENTATIVE shall be entitled to a commission only on any sales to such Customers only as set forth in Paragraph 8 hereof, and hereby expressly agrees that it shall not be entitled otherwise to any kind of other compensation, remuneration, indemnification, or damages by virtue of such sales and/or appointment. REPRESENTATIVE acknowledges and agrees that the Customers and customer list containing such Customers are the exclusive property of COMPANY and such Customers are subject to the non-competition provisions of Subparagraph 5(g).

      3. TERM. This Agreement shall be effective for a period commencing as of January 1, 1998 and expiring on December 31, 2000. Thereafter, this Agreement shall renew for successive terms of twelve (12) calendar months each, unless one of the parties hereto chooses not to have this Agreement renewed and so notifies the other party in writing at least ninety (90) calendar days prior to the expiration date of the initial term indicated above or of any successive renewal term. The parties expressly agree that this Agreement shall always be interpreted as a definite term agreement, and not as an indefinite term agreement, regardless of any successive renewals of this Agreement as provided for above. They further agree that expiration of this Agreement at the end of the initial term or any renewal term shall not be and shall not be interpreted as being unilateral termination of the Agreement by either party.

      4. REPRESENTATIVE'S AND COMPANY'S REPRESENTATIONS AND WARRANTIES AND COVENANTS.

      REPRESENTATIVE represents and warrants as follows:

      (a) Organization and Authority. REPRESENTATIVE represents, warrants and covenants that it is duly organized and existing under the laws of Pennsylvania, and is in good standing under the laws of its state of incorporation to conduct its business activities as presently being conducted and contemplated in this Agreement and has full power and authority to enter into this Agreement and to perform the duties contemplated hereby. COMPANY represents, warrants and covenants that it is, and will remain in full compliance with all applicable laws and regulations involved in its solicitation and sales of PRODUCTS.

      (b) Staff and Facilities. REPRESENTATIVE represents, warrants and covenants that it presently has, is maintaining, and shall continue to maintain during the term of this Agreement, at its sole cost and expense, a properly established and experienced staff, and suitable and adequate organization, premises and facilities for properly and efficiently carrying out its obligations under this Agreement to the extent necessary.

      (c) Disclosures. So as to avoid a conflict of interest between REPRESENTATIVE and the COMPANY or an adverse effect on the COMPANY, REPRESENTATIVE represents and warrants that due to REPRESENTATIVE's prior business or other activities or for any other reason, REPRESENTATIVE's appointment under this Agreement will not result in a conflict of interest or will not adversely affect the sale of the PRODUCTS.

            REPRESENTATIVE further represents, warrants and covenants that it shall, during the term of this Agreement, decline to promote or engage in, directly or indirectly, the sale or servicing of any additional products of COMPANY absent the prior written consent of the COMPANY.

      (d) No Misrepresentations. REPRESENTATIVE represents, warrants and covenants that it has not made nor will it make any misrepresentations regarding the COMPANY'S capabilities, operating and financial condition, delivery, performance, perceived, actual or otherwise, either as an embellishment or detriment to customers' perception of the COMPANY.

      COMPANY represents and warrants as follows:

            (a) Organization and Authority. COMPANY represents, warrants and covenants that it is duly organized and existing under the laws of Delaware, and is in good standing under the laws of its state of incorporation to conduct its business activities as presently being conducted and contemplated in this Agreement and has full power and authority to enter into this Agreement and to perform the duties contemplated hereby. COMPANY represents, warrants and covenants that it is, and will remain in full compliance with all applicable laws and regulations involved in its solicitation and sales of PRODUCTS.

      5. REPRESENTATIVE'S OBLIGATIONS. REPRESENTATIVE acknowledges and expressly agrees that each of the obligations set forth in this Paragraph 5 is inherent in the relationship between the parties contemplated in this Agreement.

      Accordingly, REPRESENTATIVE at its sole cost and expense expressly agrees as follows:

      (a) Sales Promotion. REPRESENTATIVE shall carry out sales promotion work and solicitation of sales for the PRODUCTS diligently, using its best efforts for the account of the COMPANY and in accordance with the COMPANY'S established practices and procedures. These efforts shall include, but shall not in any way be limited to: (i) marketing, advertising and promoting the PRODUCTS effectively;

            (ii) ordering and keeping a representative selection of the COMPANY's up-to-date promotional sales literature, price list, catalogues and other promotion materials in good condition; (iii) informing the COMPANY of any suggestions for modification, variation or improvement of the PRODUCTS for the purpose of meeting specific local requirements for sales to Customers; (iv) ensuring the PRODUCTS are sold as advertised in the form and with the labeling or making designated by die COMPANY; and (v) at the request of the COMPANY, collecting and transferring to the COMPANY, its subsidiaries or its affiliated companies any of the PRODUCTS owned by the COMPANY.

      (b) Order and Inquiries. REPRESENTATIVE shall promptly and actively follow up every lead supplied by the COMPANY, and shall transmit or cause to be transmitted to the COMPANY without delay any order for or inquiry concerning the PRODUCTS from time to time received by REPRESENTATIVE.

      (c) Customer Service and Assistance. Upon request, REPRESENTATIVE shall provide such assistance to the COMPANY or customers of the COMPANY and REPRESENTATIVE, as may be mutually agreed upon by the REPRESENTATIVE and the COMPANY from time to time.

      (d) Reports and Meetings. On June 15, 1998 and within ten (10) calendar days from the end of each calendar quarter thereafter during which this Agreement is in effect, REPRESENTATIVE, or a principal of REPRESENTATIVE, as appropriate, shall (A) submit reports to the COMPANY setting forth such information as may be reasonably requested by the COMPANY, including, but not limited to: (i) in reasonable detail, market analysis and sales forecasts with respect to the PRODUCTS for the quarterly period immediately following each above-mentioned calendar quarter; and (ii) also in reasonable detail, information as to the activities of the COMPANY's and the REPRESENTATIVE's competitors and potential competitors and, generally, as to any matter known by REPRESENTATIVE, including laws, degrees, and regulations of any governmental entity which could affect the sale of the PRODUCTS, and (B) meet in person at the COMPANY'S Orlando, Florida offices with a designated representative of the COMPANY for the purpose of the COMPANY and the REPRESENTATIVE mutually (i) to establish and set out clearly in writing certain objective performance criteria, targets and/or other standards ("Performance Criteria") in respect of each party's performance of its respective obligations hereunder, and (ii) to evaluate and determine whether each of the respective Performance Criteria agreed to by the parties for the immediately preceding quarter was met or otherwise satisfied by such party; provided, however, that the Performance Criteria for the initial period of this Agreement up to the June 15th meeting, shall be mutually established by the parties as soon as reasonably practicable after the execution hereof). To the extent that the parties agree that any of such Performance Criteria was not met or otherwise satisfied by the respective obligated party, then the other party shall be entitled either (A) to suspend privileges granted to the other hereunder, including, without limitation, with respect to REPRESENTATIVE's failure to meet such Performance Criteria, COMPANY's right to suspend REPRESENTATIVE's exclusive Right of Solicitation (as described in Paragraph 2 hereof), or (B) terminate this Agreement under the terms of Subparagraph 11(c) hereof. To the extent that the parties cannot agree either on the respective Performance Criteria for any calendar quarter or a party's satisfaction thereof, as described in the immediately preceding sentence, then the matter shall be subject to the dispute resolution procedures described in Paragraph 16 hereof.

            In addition, at least one of the principals of REPRESENTATIVE shall meet in person with designated representative of COMPANY at COMPANY's Orlando, Florida offices at a minimum of once a month for each month during which this Agreement is in effect. The parties agree that such meetings are for the mutual benefit of both REPRESENTATIVE and COMPANY and, therefore, attendance at such meetings by REPRESENTATIVE's principal(s) shall be without any compensation whatsoever to such principal(s) or to REPRESENTATIVE for such principal(s)' time or otherwise.

      (e) Industrial Property Rights. REPRESENTATIVE recognizes and shall respect the rights of the COMPANY, as well as the rights of its respective subsidiaries and affiliated companies, if any, in its respective trademarks, trade names, copyrights and patents, whether or not registered, and REPRESENTATIVE shall not use any of its trademarks in conjunction with the PRODUCTS without the prior written consent of the COMPANY. REPRESENTATIVE shall communicate to the COMPANY all inventions or improvements made by REPRESENTATIVE relating to the PRODUCTS, including in its applications, and REPRESENTATIVE hereby irrevocably assigns and transfers to the COMPANY all right, title and interest in and to such related inventions and improvements and such inventions and improvements shall pursuant to the terms hereof become the property of the COMPANY. REPRESENTATIVE shall assist the COMPANY and its subsidiaries and affiliated companies, when requested, in obtaining, registering, and maintaining patents, trademarks, tradenames and copyrights in the COMPANY's and its subsidiaries' and affiliated companies' names which are used in conjunction with the PRODUCTS as may be necessary from time to time.

            REPRESENTATIVE shall supply to the COMPANY samples of any labels or advertising material prepared by REPRESENTATIVE and bearing any trademarks or tradenames of the COMPANY or its subsidiaries or affiliated companies, if any.

      (f) Confidential Information. Except with the prior written consent of the COMPANY, REPRESENTATIVE shall not use or disclose to any person, business or public body any written and oral information, data and documents relating to this COMPANY, its subsidiaries or affiliates, the PRODUCTS, or the COMPANY's business, including without limitation patents, trademarks, trade names, know-how, memoranda, personal notes, worksheets, computer data, and other proprietary information; prospective and existing customers of COMPANY, other individuals and businesses with whom COMPANY currently does business or plans to do business; financial and other corporate records; operational, sales, promotional and marketing methods and techniques and studies; pricing information; information other than in the discharge of REPRESENTATIVE's duties, including sales promotion activities; etc. (collectively, the "Information").

            (i) The parties agree that the COMPANY's Information is proprietary and confidential, and REPRESENTATIVE acknowledges that the unauthorized disclosure or use thereof would materially adversely affect the COMPANY's business and competitive position. The COMPANY and the REPRESENTATIVE further agree that the Information (A) is valuable, special and a unique asset of the COMPANY, (B) has provided and will hereafter provide the COMPANY with a substantial competitive advantage in the operation of its business, and (C) is a legitimate business interest of the COMPANY. The COMPANY and REPRESENTATIVE agree that the existence of these legitimate business interests justifies the need for the confidentiality and non-circumvention covenants set forth herein.

            (ii) As an express condition to COMPANY's use of REPRESENTATIVE's services hereunder and its execution of this Agreement, REPRESENTATIVE shall not, during the term of this Agreement, or at any time thereafter (unless a court interpreting this provision finds such unlimited period to be unreasonable, and, accordingly, the parties intend this restrictive covenant to last for a period of 10 years) either directly or indirectly, communicate, publish, disclose. divulge, or use, or authorize anyone else to communicate, publish, disclose, divulge, or use, for the benefit of himself or any other person, persons, partnership, association, corporation, or other entity, any Information which may be communicated to REPRESENTATIVE or of which REPRESENTATIVE may be apprised by virtue of this Agreement. Any and all information, knowledge, know-how, and techniques which COMPANY designates as confidential shall be deemed confidential for purposes of this Agreement, except information which (i) REPRESENTATIVE can demonstrate came to its attention prior to disclosure thereof by COMPANY; (ii) at or after the time of disclosure by COMPANY to REPRESENTATIVE, lawfully had become a part of the public domain through lawful publication or communication by others; or (iii) is lawfully required to be disclosed by any governmental agency or applicable law. REPRESENTATIVE further covenants and agrees that at all times during the term hereof and at all times thereafter REPRESENTATIVE will hold all of the foregoing information in secrecy as trustee or custodian for the COMPANY for the exclusive benefit of the COMPANY, and will faithfully do everything in its power to assist the COMPANY in holding in secrecy the foregoing.

            (iii) If REPRESENTATIVE becomes legally obligated to disclose any information, the REPRESENTATIVE shall give the COMPANY prompt rind timely notice of such fact so that the COMPANY may obtain a protective order or other appropriate remedy concerning any such disclosure or waive the REPRESENTATIVE's compliance with the provisions of this Agreement. The REPRESENTATIVE shall not disclose any such information without first giving the COMPANY ten (10) business days to consent to the disclosure or notify the REPRESENTATIVE of its intention to seek a protective order or other appropriate remedied; provided, however, that the REPRESENTATIVE may disclose such Information less than ten (10) days after giving notice to the COMPANY if ordered to do so by any duly authorized state or federal governmental entity in court of law or equity. The REPRESENTATIVE shall cooperate fully with the COMPANY in connection with the COMPANY'S efforts to obtain a protective order or other appropriate remedy. In the event the COMPANY is unable to obtain a protective order or other appropriate remedy with respect to the Information or has not responded to the REPRESENTATIVE's notice within the ten (10) day period, or the reduced time period, if applicable, referred to above, and the REPRESENTATIVE has complied with its obligations under this Paragraph, the REPRESENTATIVE shall not be liable for the disclosure of Information legally required to he disclosed and not subject to a protective order or other appropriate remedy; provided, however, that the REPRESENTATIVE shall have nevertheless used its best efforts to have the Information so required to be disclosed treated confidentially.

      (g)   Non-Competition and Non-Solicitation.

            (i) REPRESENTATIVE covenants that, except as otherwise approved in advance and in writing by COMPANY, REPRESENTATIVE shall not, during the term of this Agreement, and for a continuous uninterrupted period of twelve (12) months commencing upon the expiration or termination of this Agreement, regardless of the cause for termination, individually, or jointly with others, either directly or indirectly, for himself, or through, on behalf of, or in conjunction with any person, persons, partnership, association, corporation, or other entity, own, maintain, operate, engage in, become associated with, serve as a consultant to, accept compensation from or have any interest in any business enterprise (including, without limitation, any person, firm or corporation, regardless of whether such enterprise be a new business started by REPRESENTATIVE alone or with others) whose products or services compete with those offered by the COMPANY (its predecessors or affiliates), and shall not directly or indirectly act as an officer, director, employee, partner, contractor, consultant, advisor, principal, agent, or proprietor, or in any other capacity for, nor lend any assistance (financial, managerial, consulting or otherwise) to or cooperate with, any such business enterprise. This Subparagraph 5(g) constitutes a series of separate covenants for each county, state (including the District of Columbia) and country in which COMPANY or its subsidiaries or affiliates transacts business.

            (ii) REPRESENTATIVE specifically acknowledges that it will have access to Information, including, without limitation, prospective and existing customers or customer lists of COMPANY. REPRESENTATIVE covenants and agrees that during the term of this Agreement, and for a continuous uninterrupted period of twelve (12) months, commencing upon the expiration or termination of this Agreement, except as otherwise approved in advance and in writing by COMPANY, REPRESENTATIVE shall not, either directly or indirectly, for himself, or through, on behalf of, or in conjunction with any person, persons, partnership, association, corporation, or entity: (A) divert or attempt to divert or solicit any prospective or existing customer of COMPANY to any competitor by direct or indirect inducement or otherwise; or (B) employ or seek to employ any person who is at that time employed by COMPANY, any affiliate of COMPANY, or otherwise directly or indirectly induce or solicit such person to leave his or her employment.

            (iii) COMPANY and REPRESENTATIVE agree that the Information and the substantial relationships with COMPANY's specific prospective and existing customers: (i) are valuable, special, and a unique asset of COMPANY; (ii) have provided and will hereafter provide COMPANY with a substantial competitive advantage in the operation of its business; and (iii) are a legitimate business interest of COMPANY. COMPANY and REPRESENTATIVE also agree that the existence of these legitimate business interests justifies the need for the restrictive covenants set forth in

                  Subparagraphs 5(f) and 5(g), and the restrictive covenants are reasonably necessary to protect COMPANY's legitimate business interests.

            (iv) In the event that any other provision of these Subparagraphs 5(f) and f(g) or the application of any such provision shall be held to be prohibited or unenforceable in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability. The remaining provisions of this covenant to refrain from competition shall remain in full force and effect, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties shall use their best efforts to replace the provision that is contrary to law with a legal one approximating to the extent possible the original intent of the parties.

      (h) Sub-representatives. REPRESENTATIVE shall not, without the prior written consent of the COMPANY, appoint any sub-representatives, agents, subdistributors or dealers to carry out any of the activities covered by this Agreement. In the event that the COMPANY shall consent to any such appointment by REPRESENTATIVE, the latter as sole principal thereof and for its account shall in each case cause the sub-representative, agent, sub-distributor or dealer to comply with any and all obligations imposed on REPRESENTATIVE under this Agreement.

      (i) Representations. REPRESENTATIVE shall not make any representations as to the PRODUCTS other than those, if any, contained in the written PRODUCTS information and data provided by the COMPANY. REPRESENTATIVE shall be totally responsible for any of its independent representation not provided or made at the express direction of the COMPANY and shall hold the COMPANY harmless from any claims and expenses, including, but not limited to, reasonable attorneys' fees, resulting from such unauthorized representations.

      (j) Expenses. REPRESENTATIVE shall bear and pay when due all expenses incurred by it or its employees in the performance of its obligations under this Agreement.

      6. THE COMPANY'S OBLIGATIONS. The COMPANY at its sole cost and expense expressly agrees to the following:

      (a) Promotional Assistance. The COMPANY agrees to reasonably supply REPRESENTATIVE, at the COMPANY's then prevailing price rate, with catalogues, promotional sales literature as such other information or materials as the COMPANY, in its sole judgment, believes will assist REPRESENTATIVE in promoting and assisting in the sale and acceptance of the PRODUCTS. Any translations or adaptations of the aforesaid materials shall be at the sole expense and responsibility of REPRESENTATIVE; provided, however, that the COMPANY reserves its absolute right to approve said translations or adaptations.

      (b) Executed Orders and Invoices. The COMPANY agrees to transmit or cause to be transmitted to REPRESENTATIVE copies of (i) executed orders with customers referred by REPRESENTATIVE, and (ii) invoices covering deliveries pursuant to such orders.

      (c) Expenses. The COMPANY shall bear and pay when due all expenses incurred by it or its employees in the performance of its obligations under this Agreement.

      7.    HANDLING AND ACCEPTANCE OF ORDERS, PRICES, DELIVERY AND CREDIT.

      (a) Orders. REPRESENTATIVE shall promptly submit to the COMPANY for the latter's acceptance all orders for the PRODUCTS. The COMPANY will not be bound by any such order until (i) COMPANY and customer have executed an appropriate agreement which sets forth the terms and conditions of the purchase and sale of the PRODUCTS, and (ii) such order is accepted by the COMPANY which, at its sole discretion, it may accept or reject for any reason whatsoever any such order without incurring any liability whatsoever to REPRESENTATIVE or any third party upon any and all such rejections. Orders for the PRODUCTS shall be deemed to have been accepted by the COMPANY only upon acceptance in writing by the COMPANY unless otherwise agreed to by COMPANY. Furthermore, under no circumstances shall COMPANY be liable for any damages, penalties, costs or offsets arising out of the failure to deliver any order or for any damages, penalties, costs or offsets for late delivery of any order including, without limitation, special or consequential damages; provided, however, that in light of both parties' desire to limit their liability to customers. COMPANY agrees to use its best commercially reasonable effects to notify the customer of the COMPANY's disclaimers and limitations on liability in an appropriate manner.

            Any and all orders from time to time submitted by REPRESENTATIVE shall clearly identify the Customer, and if accepted by the COMPANY, shall be valid only for such Customer.

            Furthermore, each such order shall be subject to the COMPANY's prevailing terms and conditions or sale, which may be changed or established from time to time by the COMPANY at its discretion.

      (b) Price. The price for the PRODUCTS shall be the one designated from time to time by the COMPANY, and any and all changes shall be effective upon thirty (30) calendar days' written notice by the COMPANY. COMPANY shall establish and have exclusive control over all prices, discounts, specifications and other terms relating to the sales of PRODUCTS pursuant to this Agreement. REPRESENTATIVE shall not represent pricing of the COMPANY to any party or parties without prior written confirmation or such pricing from the COMPANY. REPRESENTATIVE shall not accept orders in the COMPANY's name or make delivery promises without the COMPANY'S prior written approval.

      (c) Delivery. Shipments against orders accepted by the COMPANY under this Agreement shall be made in accordance with the terms and conditions prescribed by the COMPANY and accepted by the customer and shall be subject to credit, government restrictions and/or conditions outside the COMPANY's control.

      (e) Credits. Customer credits and allowances shall be determined solely by COMPANY.

      8.    COMPREHENSIVE OF REPRESENTATIVE - COMMISSIONS.

      (a)   [Intentionally Omitted].

      (b)   Commission.

            (i) REPRESENTATIVE shall be entitled to various percentage commissions as set forth on the Schedule of Commissions attached hereto and made a part hereof as Exhibit B, but only on sales to Customers listed on the Schedule of Customers attached hereto as Exhibit A and derived from orders from such Customers submitted by REPRESENTATIVE to the COMPANY and accepted by the latter. Commissions shall be computed on net amounts of invoices rendered and collected by the COMPANY for the PRODUCTS sold, excluding transportation, freight and pallet costs, any special handing fees, any sales or other applicable taxes and duties, insurance or refunds. No commission shall be earned by REPRESENTATIVE and/or be due and owing from the COMPANY until the COMPANY receives payment in full from the customer for the PRODUCTS sold. The COMPANY may, upon ninety (90) days' written notice to REPRESENTATIVE, change or amend the Schedule or Commissions set forth in Exhibit B. Subject to REPRESENTATIVE's Exclusive Right of Solicitation (as defined herein), COMPANY may apportion the applicable commission between REPRESENTATIVE and other sales representatives of the COMPANY where the COMPANY determines, in its sole discretion, that such an apportionment is warranted or required. In cases in which price appears to be the primary factor determining the placement of an order, a lesser commission rate will be accepted by REPRESENTATIVE if it appears to be in the best interest of both parties and if the amount of such lower commission is mutually agreed upon between the parties before the sale to a customer. COMPANY shall deduct from any commission due at any time an amount equivalent to commissions previously paid to REPRESENTATIVE on the sale of PRODUCTS which have been subsequently returned by the customer or for which allowances have been credited to the customer for any reason, or for which no commission should have been paid to REPRESENTATIVE under the terms hereof for any reason.

            (ii) During the term of this Agreement, COMPANY shall pay to REPRESENTATIVE the monthly commission due, if any, within five
                  (5) business days after the (i) 15th of such month with respect to any payment(s) received in full by COMPANY during the period beginning on the 1st and ending on the 15th of such month (regardless whether the 15th falls on a business day), and (ii) last day of such month with respect to any payment(s) received in full by COMPANY during the period beginning on the 16th (regardless of whether the 16th falls on a business day) and ending on the last day of such month; provided, however, that in light of the Initial Retainer payments to REPRESENTATIVE, no commission shall be due and payable or otherwise owed by COMPANY to REPRESENTATIVE for sales of PRODUCTS made prior to March 1, 1998, regardless of whether to Customers listed on Exhibit A.

            (iii) Payment shall be made in U.S. dollars, and, subject to a mutual decision of the parties, by either depositing (at REPRESENTATIVE's expense) the amount of such commissions in the account of REPRESENTATIVE at such bank as designated in writing by REPRESENTATIVE from time to time, or by mailing a check for such amount to REPRESENTATIVE's place of business as shall be designated in writing by REPRESENTATIVE from time to time.

            (iv) The COMPANY and REPRESENTATIVE acknowledge that REPRESENTATIVE shall not receive any commission or compensation whatsoever for any of the COMPANY's sales to customers not expressly listed on Exhibit A.

      9.    INDEMNIFICATION.

      (a) COMPANY shall indemnify, defend, release and hold harmless REPRESENTATIVE, its subsidiaries, affiliates, successors and assigns, and its officers, directors, agents, employees and shareholders (collectively, the "REPRESENTATIVE Indemnitees") from and against, any and all losses, obligations, liabilities, penalties, and damages which REPRESENTATIVE Indenmitees may incur or suffer and all deficiencies, actions, administrative proceedings and judgments, reasonable costs and expenses (including reasonable legal fees) with which any of them may be faced arising out of claims of any kind for damages or expenses as a result of COMPANY's breach of any representations, covenants or warranties, as set forth herein or otherwise relating to COMPANY's manufacture, sales or other service rendered pursuant to the terms hereof.

      (b) REPRESENTATIVE agrees to indemnify COMPANY, its parents, subsidiaries, affiliates, successors and assigns, and its officers, directors, agents, employees and shareholders (collectively, "COMPANY Indemnitees"), against any and all losses, obligations, liabilities, penalties, and damages (including but not limited to compensatory damages) which the COMPANY Indemnitees may incur or suffer and all deficiencies, actions (including without limitation, any proceedings to establish insurance coverage), administrative proceedings and judgments, reasonable costs and expenses (including reasonable legal fees), with which any of them may be faced arising out of claims of any kind for damages or expenses as a result of REPRESENTATIVE's breach of any of its representations, covenants or warranties as set forth herein, or otherwise relating to REPRESENTATIVE's marketing, sales or other services rendered pursuant to the terms hereof, to the extent such damages or expenses are attributable to any negligence or willful misconduct of REPRESENTATIVE.

      (c) If any claims are made against COMPANY or REPRESENTATIVE as to which the indemnification provided herein applies, COMPANY or REPRESENTATIVE, as the case may be (the "indemnified party"), shall promptly notify the other (the "indemnifying party") thereof within ten (10) business days in writing, and allow the indemnifying party and its insurers the opportunity to assume direction and control of the defense against such claims, at its sole expense, including without limitation, the selection of counsel at the sole option of the indemnifying party or its insurers to the extent that the indemnified party's liability is not thereby invoked. The indemnified party shall cooperate with the indemnifying party and its insurer in the disposition of any such matter and the indemnified party will have the right to participate in the defense of any claim to which this Paragraph applies. Unless made with the express written consent of the indemnifying party, no sums paid by the indemnified party in settlement of any lawsuit for alleged damages arising from the use of PRODUCTS shall be recoverable under this Paragraph.

      (d) In no event shall the indemnifying party be liable under this Paragraph for punitive damages, or any costs or fees related thereto, as a result of the conduct, acts or omissions of the indemnified party, its agents or employees.

      10. LIMITATIONS OF WARRANTIES. COMPANY warrants that it will convey to Customers of the PRODUCTS good title to the PRODUCTS, free of all liens or any kind whatsoever. REPRESENTATIVE HEREBY ACKNOWLEDGES AND EXPRESSLY AGREES THAT THE COMPANY MAKES NO OTHER WARRANTY OF ANY KIND WHATSOEVER, WHETHER WRITTEN, ORAL, EXPRESS OR IMPLIED AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY THE COMPANY AND EXCLUDED FROM THIS AGREEMENT.

      11. TERMINATION AND CONSEQUENCES AND OBLIGATIONS UPON TERMINATION OF EXPIRATION.

      (a) Either party may terminate this Agreement, without demand or judicial resolution to that effect, at any time upon giving ninety
            (90) calendar days' prior written notice to the other party, or upon the occurrence of an event for termination or a just cause for termination as defined in Subparagraphs 11(b) and 11(c) below, respectively. Said termination shall become effective immediately as of the date on which such event for termination or just cause for termination occurs, unless a specific term is otherwise expressly provided for in this Agreement.

      (b) This Agreement shall terminate upon the occurrence of any of the following events: (1) either party's failure to comply with any of its material obligations under this Agreement, and to correct such failure within a term of thirty (30) calendar days from the date of written notice to that effect from the other party; (ii) the bankruptcy of either party, any assignment by either party for the benefit of its creditors, the inability of either party to pay its debts as the same fall due, the appointment of a receiver for or any execution levied upon all or substantially all of either party's business or assets, or the filing of any petition for voluntary or involuntary bankruptcy or similar proceeding for or against either party; (iii) the expropriation of all or substantially all of the business or assets of either party, or the nationalization of either party; (iv) dissolution and/or liquidation or either party; (v) the acquisition, directly or indirectly, of any part of the capital stock or of any interest REPRESENTATIVE by any person or company selling, manufacturing, importing or distributing PRODUCTS that, in the sole judgment of the COMPANY, is actually or potentially competitive with the PRODUCTS; and (vi) any change in the ownership or management of REPRESENTATIVE which, in the sole judgment of the COMPANY, is significant and which, also in the sole judgment of the COMPANY, adversely affects the promotion, acceptance and sale of the PRODUCTS pursuant to the terms and conditions of this Agreement.

      (C) Each of the following events shall be considered to constitute just cause for unilateral termination of this agreement by the COMPANY or REPRESENTATIVE, as the case may be, as provided for in Subparagraph 11(a) above: (i) non-compliance by REPRESENTATIVE or COMPANY, as the case may be, with its obligations stipulated in Subparagraph 5(d) in this Agreement; (ii) any act or omission of REPRESENTATIVE which seriously affects the interest of the COMPANY; (iii) the bankruptcy or insolvency of REPRESENTATIVE or COMPANY; (iv) the liquidation or termination of the activities of REPRESENTATIVE or COMPANY; and (v) with respect to termination of this Agreement by the COMPANY only, COMPANY shall have (7) days from the date hereof to rescind and terminate this Agreement by written notice to REPRESENTATIVE and in the judgment of COMPANY's Board of Director's such recission and termination is necessary in the best interests of COMPANY.

      (d) Upon termination or expiration of this Agreement for any reason whatsoever including, but not limited to, termination or expiration by passage of time or nonrenewal, the parties expressly agree that the following shall take effect: (i) all rights granted to REPRESENTATIVE under or pursuant to this Agreement shall immediately cease; (ii) REPRESENTATIVE shall be entitled to receive the payment of a commission pursuant to and in accordance with the terms and conditions of Paragraph 8 of this Agreement with respect to sales of the PRODUCTS resulting from contracts or orders placed by REPRESENTATIVE and accepted by the COMPANY on or before the date of termination of this Agreement; (iii) all contracts or orders placed by REPRESENTATIVE for the PRODUCTS and accepted, but not filled or delivered by the COMPANY as of the date of termination, shall be filled and delivered by the COMPANY subject to the terms and conditions of this Agreement; (iv) all contracts or orders for the PRODUCTS not accepted by the COMPANY on or before the date of termination shall, at the COMPANY's sole option, be cancelled; and
            (v) REPRESENTATIVE shall forthwith return to the COMPANY all confidential Information and other promotional sales information materials and literature, stationery, price lists, catalogues, photographs, letters, and papers that shall have been furnished by the COMPANY to REPRESENTATIVE during the term of this Agreement, it being understood that no copies of this foregoing materials may be retained by REPRESENTATIVE subsequent to the date of termination or expiration of this Agreement.

      (e) REPRESENTATIVE acknowledges and expressly agrees that the COMPANY shall not be liable to REPRESENTATIVE and REPRESENTATIVE hereby waives any claims for incidental or consequential damages of any kind or character on account of the loss by REPRESENTATIVE of prospective compensation or anticipated compensation, or of expenditures, investments or commitments made in connection therewith.

      12. FORCE MAJEURE. Neither party shall be liable under this Agreement for any loss or damage of any nature incurred as a result of any failures of delays in performance because of any cause or circumstances beyond its control. This includes, but is not limited to, any failures or delays in performance caused by any strikes, lockouts, labor disputes, fires, acts of God or the public enemy, riots, incendiaries, interference by civil or military authorities, compliance with the laws, orders or policies of any governmental authority, delays in transit or delivery on the part of transportation companies, or failures of communication facilities or sources of raw materials.

      13. RELATIONSHIP OF PARTIES - AUTHORITY OF REPRESENTATIVE. The parties acknowledge and expressly agree that REPRESENTATIVE is an independent contractor, and that this agreement shall not constitute REPRESENTATIVE as an agent or partner of the COMPANY for any purpose. REPRESENTATIVE is not granted any right or authority to assume or create any obligation or responsibility, express or implied, on behalf of the COMPANY or to bind the COMPANY in any manner whatsoever.

      14. NOTICES. Any notice required or authorized to be given hereunder, except for routine end typical shipment documentation, shall be communicated in writing according to the terms and conditions of this Agreement and served by certified letter return receipt requested or by facsimile or telex addressed to the COMPANY or REPRESENTATIVE (as the case may be) at the applicable address set forth in the beginning of this Agreement, or shall be given personally to an officer of the other party confirmed by a writing at the time given or by cable or telex. Notwithstanding, nothing contained herein shall justify or excuse either party's failure to give oral notice for purposes of informing the other party of circumstances or events that require prompt notification, but such oral notice shall not satisfy the requirement of written notice.

      15.   ENTIRE AGREEMENT - SEPARATE COVENANTS - MODIFICATION - WAIVER.

      (a) This Agreement, including the exhibits attached hereto, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements between the parties relating to the same subject matter. Any change, addition to or waiver of any of their terms and conditions of this Agreement shall be binding upon the parties only if previously approved in writing by the respective authorized representatives of the parties.

      (b) The parties hereto have endeavored to limit REPRESENTATIVE's rights to compete to the extent necessary to protect the COMPANY from unfair competition; however, they recognize that reasonable persons may differ in making such determinations. Accordingly, the parties agree that each of the covenants and provisions contained in this Agreement shall be deemed severable and construed as independent of any other covenant or provision. Moreover, if all or any portion of a covenant or provision in this Agreement is held invalid, unreasonable or unenforceable by a court or agency having valid jurisdiction in an unappealed final decision to which COMPANY is a party, the remaining covenants and provisions shall remain valid and enforceable. REPRESENTATIVE expressly agrees to be bound by any lesser covenant or provision subsumed within the terms of such covenant or provision that imposes the maximum duty permitted by law, as if the resulting covenant or provision were separately stated in, and made a part of this Agreement and the parties covenant and agree that they will promptly amend this Agreement to the extent necessary and legally enforceable to accomplish the intent of such parties in the provision hereof rendered unenforceable.

      (c) This Agreement and its valid execution shall constitute an accord, satisfaction and waiver by each party of all rights and indemnities, whether contractual, statutory or otherwise, against the other party arising out of any previous relationship or contract between the parties hereto. The failure of either party to require the performance or any term or condition of this Agreement or the waiver by either party of any breach of this Agreement shall not prevent a later enforcement of such term or condition or be deemed a waiver of any later breach.

      16.   DISPUTE RESOLUTION - ARBITRATION - GOVERNING LAW.

      (a) Dispute Resolution. If any dispute, claim, question or disagreement (a "Disputed Matter") arises between any of the parties hereto which relates to this Agreement or a breach of this Agreement, the parties shall use their best efforts to settle such Disputed Matter. If the parties cannot reach a mutually agreeable solution to such Disputed Matter within 20 days of one party sending the other party written notice of such Disputed Matter (the "Resolution Period"), the Disputed Matter shall be submitted to arbitration as hereinafter provided.

      (b) Arbitration. After the Resolution Period has expired, upon the demand of any party to this Agreement, any controversy or claim arising out of or relating to this Agreement, or any breach thereof, including, without limitation, any claim that this Agreement or any portion thereof is invalid, illegal or otherwise voidable, shall be submitted to arbitration before and in accordance with the rules of the American Arbitration Association and judgment upon the award may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing sentence to the contrary, either party shall have the right to seek and obtain any provisional remedy, including, without limitation, a temporary restraining order, injunctive relief, or other equitable relief, from any court of competent jurisdiction, as may be necessary in such party's sole subjective judgment, to protect its interests during the pendency of such arbitration. The prevailing party to said arbitration or judgment of a court of competent jurisdiction shall be entitled to an award of reasonable attorney's fees. The situs of time arbitration proceedings shall be the regional office of the American Arbitration Association which is located nearest to Orlando, Florida, or such other office of the American Arbitration Association as the parties hereto shall mutually agree.

      (c) Governing Law. The provisions of this Agreement and the documents delivered pursuant hereto shall be governed by and construed in accordance with the laws of the State of Florida, without reference to its principles of conflicts of laws.

      17. ASSIGNMENT. REPRESENTATIVE, shall not assign its rights or delegate its obligations under this Agreement without the prior written consent of the COMPANY. In turn, the COMPANY reserves the right to assign or otherwise transfer its rights or delegate its obligations under this Agreement, at its sole option and without REPRESENTATIVE's prior consent.

      18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but such counterparts shall together constitute one and the same Agreement.

      19. INSURANCE. Each party shall maintain at its own expense, purchase from an insurance company of its choice, and maintain during the entire term of this Agreement, policies of Worker's Compensation Insurance, General Liability Insurance, and Product Liability Insurance covering its responsibilities regarding the PRODUCTS under this Agreement, provided, however, that only COMPANY and not REPRESENTATIVE shall have the obligation to maintain Product Liability Insurance. Upon request, either party shall provide the other with evidence that such insurances are existing and maintained.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate, as of the date first above written, by their respective authorized officials.

                                                 COMPANY:

WITNESS:                                         CONVERSION TECHNOLOGIES
                                                 INTERNATIONAL, INC.

/s/ Gary Jellum
-----------------------------                    By: /s/ William Amt
                                                     ---------------------------
                                                 Title: President
/s/ Gary Jellum
-----------------------------
Print Name

                                                 REPRESENTATIVE:

                                                 ENGINEERED PRODUCTS SALES
                                                 ASSOCIATES


                                                 By: /s/ Jack D. Hays, Jr.
                                                     ---------------------------
                                                 Title: President

                     Customer List and Performance Criteria
                               CTI/EPSA Agreement
                                  EXHIBIT "A"

---------------------------------------------------------------------------------------------------------------------------------
                                         Trade                                         Historical Sales Performance
        Customer                       Location           Y/E 6-30-96       Y/E 6-30-97          97 - 5 mos.       Avg. Sales/mo
                                                                                                 7/1 - 11/22         29 Months
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Conversion Distributors Supported by Engineered Product Sales Associates
---------------------------------------------------------------------------------------------------------------------------------
  A&E Atlanta                             GA            $           -      $            -      $            -      $            -
  Cedar Height Clay Company              Ohio           $           -      $            -      $            -      $            -
* Chemical Distributors, Inc.             NY            $       1,530      $        6,631      $        1,740      $          341
  Checker Industries                      PA            $       3,400      $          653      $            -      $          140
* Corrosion Specialties, Inc.       TN,GA,SC,FL,NC      $       3,757      $        1,973      $            -      $          198
  Dawson McDonald                         MA            $       3,076      $           (4)     $            -      $          106
  EPRO, Inc.                        OH,PA,MI,IL,KY      $           -      $            -      $            -      $            -
  Fortune Metal Finishing                 MA            $           -      $            -      $            -      $            -
  Genesis Bonded Abrasives                TN            $           -      $            -      $            -      $            -
  Kali Industries Supply co.              NY            $           -      $        2,408      $            -      $           83
  Metal Finishing Supply Company          WI            $           -      $            -      $            -      $            -
* Metal Preparations                      NY            $      16,114      $       33,667      $       14,609      $        2,220
  Metal Spray                             VA            $           -      $            -      $            -      $            -
* Midvale Industries                   MO,OK,IL         $      10,960      $       14,237      $            -      $          869
* N.T. Ruddock, Co.                 OH,PA,MI,IL,KY      $      25,563      $       96,913      $       72,784      $        6,733
* Omni Finishing, Inc.               PA,NJ,DE,MD        $       5,443      $        3,352      $            -      $          303
* Porter Warner Industries             TN,AI,GA         $      11,696      $       23,856      $       10,000      $        1,571
  Ryan Equipment                          IL            $           -      $            -      $            -      $            -
* Standard Sand & Silica                  FL            $       6,706      $        9,120      $            -      $          546
* W.H. Shurtleff Co.                      MA            $       4,360      $        3,660      $            -      $          277
                                                       --------------------------------------------------------------------------
  Subtotal Distribution                                 $      92,605      $      196,464      $       99,133      $       13,386
                                                       --------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Manufacturers/OEM Accounts Supported by Engineered Product Sales Associates
---------------------------------------------------------------------------------------------------------------------------------

  Able Alloy, Inc.                     Ohio           $           -      $            -      $            -      $            -
  Advance Materials Corporation         PA            $           -      $            -      $            -      $            -
  AIM                                  NJ,TX          $           -      $            -      $            -      $            -
  American Marazzi                      NJ            $           -      $            -      $            -      $            -
  Architerra                            NJ            $           -      $            -      $            -      $            -
  Armstrong Worldwide Industries     PA,OK,IN         $           -      $            -      $            -      $            -
  Bayer                                 PA            $           -      $            -      $            -      $            -
  Benjamin Moore                       NJ,OH          $           -      $            -      $            -      $            -
  B&W Tile                              CA            $           -      $            -      $            -      $            -
  Caterpillar                           IL            $           -      $            -      $            -      $            -
  Ceramix                               TX            $           -      $            -      $            -      $            -

-------------------------------------------------------------------------------------------    ----------------------------------
                                                                                                       Performance Criteria
        Customer                                                                 Total             Average Monthly Running Sales
                                                                               Revenues           1998         1999         2000
-------------------------------------------------------------------------------------------    ----------------------------------

-------------------------------------------------------------------------------------------    ----------------------------------
Conversion Distributors Supported by Engineered Product Sales Associates
-------------------------------------------------------------------------------------------    ----------------------------------
  A&E Atlanta                                                               $            -        1,000        1,200        1,560
  Cedar Height Clay Company                                                 $            -        1,000        1,200        1,560
* Chemical Distributors, Inc.                                               $        9,901        1,000        1,200        1,560
  Checker Industries                                                        $        4,053        1,000        1,200        1,560
* Corrosion Specialties, Inc.                                               $        5,730        1,000        1,200        1,560
  Dawson McDonald                                                           $        3,072        1,000        1,200        1,560
  EPRO, Inc.                                                                $            -        1,000        1,200        1,560
  Fortune Metal Finishing                                                   $            -        1,000        1,200        1,560
  Genesis Bonded Abrasives                                                  $            -        1,000        1,200        1,560
  Kali Industries Supply co.                                                $        2,408        1,000        1,200        1,560
  Metal Finishing Supply Company                                            $            -        1,000        1,200        1,560
* Metal Preparations                                                        $       64,389        2,664        3,464        4,503
  Metal Spray                                                               $            -        1,000        1,200        1,560
* Midvale Industries                                                        $       25,197        1,000        1,200        1,560
* N.T. Ruddock, Co.                                                         $      195,260       10,100       20,199       36,359
* Omni Finishing, Inc.                                                      $        8,795        1,000        1,200        1,560
* Porter Warner Industries                                                  $       45,552        1,885        2,262        2,940
  Ryan Equipment                                                            $           --        1,000        1,200        1,560
* Standard Sand & Silica                                                    $       15,826        1,000        1,200        1,560
* W.H. Shurtleff Co.                                                        $        8,020        1,000        1,200        1,560
                                                                            ---------------    ----------------------------------
  Subtotal Distribution                                                     $      388,201      $29,649      $43,925      $67,202
                                                                            ---------------    ----------------------------------

-------------------------------------------------------------------------------------------    ----------------------------------
Manufacturers/OEM Accounts Supported by Engineered Product Sales Associates
-------------------------------------------------------------------------------------------    ----------------------------------

  Able Alloy, Inc.                                                          $            -          500          750        1,125
  Advance Materials Corporation                                             $            -          500          750        1,125
  AIM                                                                       $            -          500          750        1,125
  American Marazzi                                                          $            -          500          750        1,125
  Architerra                                                                $            -          500          750        1,125
  Armstrong Worldwide Industries                                            $            -          500          750        1,125
  Bayer                                                                     $            -          500          750        1,125
  Benjamin Moore                                                            $            -          500          750        1,125
  B&W Tile                                                                  $            -          500          750        1,125
  Caterpillar                                                               $            -          500          750        1,125
  Ceramix                                                                   $            -          500          750        1,125

                     Customer List and Performance Criteria
                               CTI/EPSA Agreement
                                  EXHIBIT "A"

---------------------------------------------------------------------------------------------------------------------------------
                                         Trade                                         Historical Sales Performance
        Customer                       Location           Y/E 6-30-96       Y/E 6-30-97          97 - 5 mos.       Avg. Sales/mo
                                                                                                 7/1 - 11/22         29 Months
---------------------------------------------------------------------------------------------------------------------------------
  Certainteed Corporation                PA,IN          $           -      $            -      $            -      $            -
  Church & Dwight                         NJ            $           -      $            -      $            -      $            -
  Crossville Ceramics                     TN            $           -      $            -      $            -      $            -
  CSX Corporation                      PA,WV,KY         $           -      $            -      $            -      $            -
  Concure                                 PA            $           -      $            -      $            -      $            -
  Conrail                                 NY            $           -      $            -      $            -      $            -
  Cutter Company, Inc.                    MA            $           -      $            -      $            -      $            -
  Daltile                              CA,TX,PA         $           -      $            -      $            -      $            -
  Ebara Solar, Inc.                      Ohio           $           -      $            -      $            -      $            -
  EPL Ceraminc Materials                  IN            $           -      $            -      $            -      $            -
  Endicott Tile                          PA,NE          $           -      $            -      $            -      $            -
  Epro, Inc.                             Ohio           $           -      $            -      $            -      $            -
  Flexbond                                PA            $           -      $            -      $            -      $            -
  Forever New                             PA            $           -      $            -      $            -      $            -
  Florida Tile                            FL            $           -      $            -      $            -      $            -
  Hztchsner Manufacturing                 NH            $           -      $            -      $            -      $            -
  Glit, Inc.                              GA            $           -      $            -      $            -      $            -
  Grand Northern Products                 MN            $           -      $            -      $            -      $            -
  Interceramics USA                      PA,TX          $           -      $            -      $            -      $            -
  KPT USA                                 IN            $           -      $            -      $            -      $            -
  Laufen USA                             Ohio           $           -      $            -      $            -      $            -
  Marion Ceramics                         SC            $           -      $            -      $            -      $            -
  Metropolitan Ceramic Tile              PA,OH          $           -      $            -      $            -      $            -
  Neweil Companies                       OH,PA          $           -      $            -      $            -      $            -
  O-C Fiberglass                          OH            $           -      $            -      $            -      $            -
  Poroclonite                             OH            $           -      $            -      $            -      $            -
  Pratt Whitney - United Aircraft         CT            $           -      $            -      $            -      $            -
  Quarry Tile Company                    PA,WA          $           -      $            -      $            -      $            -
  Royal Monarch - St. Georages Group      PA            $           -      $            -      $            -      $            -
  Jacksonville mfg.., Inc. (Regalware     AR            $       6,640      $        8,120      $        3,500      $          630
  Sauereisen Coatings Company             PA            $           -      $            -      $            -      $            -
  Sandcamp Abrasives                     Ohio           $           -      $            -      $            -      $            -
  Seneca Tiles                            OH            $           -      $            -      $            -      $            -
  Sherwin Williams                        OH            $           -      $            -      $            -      $            -
  Sonoma Tile                          PA,CA,TX         $           -      $            -      $            -      $            -
  St. Georges Group                       PA            $           -      $            -      $            -      $            -
  Standard Ceramics Supply                PA            $           -      $            -      $            -      $            -

-------------------------------------------------------------------------------------------    ----------------------------------
                                                                                                       Performance Criteria
        Customer                                                                 Total             Average Monthly Running Sales
                                                                               Revenues           1998         1999         2000
-------------------------------------------------------------------------------------------    ----------------------------------
  Certainteed Corporation                                                   $          -          500          750        1,125
  Church & Dwight                                                           $          -          500          750        1,125
  Crossville Ceramics                                                       $          -          500          750        1,125
  CSX Corporation                                                           $          -          500          750        1,125
  Concure                                                                   $          -          500          750        1,125
  Conrail                                                                   $          -          500          750        1,125
  Cutter Company, Inc.                                                      $          -          500          750        1,125
  Daltile                                                                   $          -          500          750        1,125
  Ebara Solar, Inc.                                                         $          -          500          750        1,125
  EPL Ceraminc Materials                                                    $          -          500          750        1,125
  Endicott tile                                                             $          -          500          750        1,125
  Epro, Inc.                                                                $          -          500          750        1,125
  Flexbond                                                                  $          -          500          750        1,125
  Forever New                                                               $          -          500          750        1,125
  Florida Tile                                                              $          -          500          750        1,125
  Hztchsner Manufacturing                                                   $          -          500          750        1,125
  Glit, Inc.                                                                $          -          500          750        1,125
  Grand Northern Products                                                   $          -          500          750        1,125
  Interceramics USA                                                         $          -          500          750        1,125
  KPT USA                                                                   $          -          500          750        1,125
  Laufen USA                                                                $          -          500          750        1,125
  Marion Ceramics                                                           $          -          500          750        1,125
  Metropolitan Ceramic Tile                                                 $          -          500          750        1,125
  Neweil Companies                                                          $          -          500          750        1,125
  O-C Fiberglass                                                            $          -          500          750        1,125
  Poroclonite                                                               $          -          500          750        1,125
  Pratt Whitney - United Aircraft                                           $          -          500          750        1,125
  Quarry Tile Company                                                       $          -          500          750        1,125
  Royal Monarch - St. Georages Group                                        $          -          500          750        1,125
  Jacksonville mfg.., Inc. (Regalware                                       $     18,260          630          630          630
  Sauereisen Coatings Company                                               $          -          500          750        1,125
  Sandcamp Abrasives                                                        $          -          500          750        1,125
  Seneca Tiles                                                              $          -          500          750        1,125
  Sherwin Williams                                                          $          -          500          750        1,125
  Sonoma Tile                                                               $          -          500          750        1,125
  St. Georges Group                                                         $          -          500          750        1,125
  Standard Ceramics Supply                                                  $          -          500          750        1,125

                     Customer List and Performance Criteria
                               CTI/EPSA Agreement
                                  EXHIBIT "A"

---------------------------------------------------------------------------------------------------------------------------------
                                         Trade                                         Historical Sales Performance
        Customer                       Location           Y/E 6-30-96       Y/E 6-30-97          97 - 5 mos.       Avg. Sales/mo
                                                                                                 7/1 - 11/22         29 Months
---------------------------------------------------------------------------------------------------------------------------------
  Stark Ceramics, Inc.                    OH            $           -      $            -      $            -      $            -
  Stonelight                             PA,CA          $           -      $            -      $            -      $            -
  Summitville Tile, Inc.                 OH,NC          $           -      $            -      $            -      $            -
  Synergy                                 PA            $           -      $            -      $            -      $            -
  Terra Design                            NJ            $           -      $            -      $            -      $            -
  Terra Green Ceramics                    IN            $           -      $            -      $            -      $            -
  Tile Cera                               TN            $           -      $            -      $            -      $            -
  Tile Works                             PA/IA          $           -      $            -      $            -      $            -
  Triple G. coatings                      NJ            $           -      $            -      $            -      $            -
  US Ceramics Tile Company                OH            $           -      $            -      $            -      $            -
  Upstate Auto Warehouse                  NY            $       3,450      $        2,207      $            -      $          195
  W.A. Ritz                               PA            $           -      $            -      $            -      $            -
  W.M. Barr                               TN            $           -      $            -      $            -      $            -
  Westinghouse                            NC            $           -      $            -      $            -      $            -
  Westin Quarry Tile                    PA, CA          $           -      $                   $            -      $            -

  Subtotal Direct Sales                                 $      10,090      $       10,327      $        3,500      $          825
                                                       --------------------------------------------------------------------------
  Total                                                 $     102,694      $      206,790      $      102,633      $       14,211
                                                       --------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Conversion Customers and Distributors Not Covered By Agreement with Engineered Product Sales Associates
---------------------------------------------------------------------------------------------------------------------------------

  Agmet Metals                            OH            $           -      $            -      $            -      $            -
  A-Line Products Corp.                                 $         300      $            -      $            -      $           10
  Aven Tools                                            $           -      $           15      $            -      $            1
  American Econotread, Inc.                             $          23      $            -      $            -      $            1
  Air Response & Services.                              $           -      $          430      $            -      $           15
  Advanced Finishing Equip.                             $           -      $            -      $           35      $            1
  Acquarius Coatings                                    $           -      $          580      $            -      $           20
  Benjamin Moore & Co.                                  $         296      $            -      $            -      $           10
  Bimark Wirral, Ltd.                   England         $           -      $            -      $            -      $            -
  Casual Patio Design, Inc                              $           -      $          350      $            -      $           12
  Chautauqua Woods                                      $           -      $            -      $           35      $            1
  Coronado Laboratories, Inc.                           $           -      $          175      $            -      $            6
  Conlog Control, Ltd.                  Israel          $       6,728      $            -      $        8,420      $          522
  Carpenter Brothers, Inc.                              $         570      $            -      $            -      $           20
  Cytech Laboratories, Inc.               FL            $          13      $        2,124      $            -      $           74
  Daewoo                                 Japan          $       8,078      $            -      $            -      $          279

-------------------------------------------------------------------------------------------    ----------------------------------
                                                                                                       Performance Criteria
        Customer                                                                 Total             Average Monthly Running Sales
                                                                               Revenues           1998         1999         2000
-------------------------------------------------------------------------------------------    ----------------------------------
  Stark Ceramics, Inc.                                                      $            -          500          750        1,125
  Stonelight                                                                $            -          500          750        1,125
  Summitville Tile, Inc.                                                    $            -          500          750        1,125
  Synergy                                                                   $            -          500          750        1,125
  Terra Design                                                              $            -          500          750        1,125
  Terra Green Ceramics                                                      $            -          500          750        1,125
  Tile Cera                                                                 $            -          500          750        1,125
  Tile Works                                                                $            -          500          750        1,125
  Triple G. coatings                                                        $            -          500          750        1,125
  US Ceramics Tile Company                                                  $            -          500          750        1,125
  Upstate Auto Warehouse                                                    $        5,656          500          750        1,125
  W.A. Ritz                                                                 $            -          500          750        1,125
  W.M. Barr                                                                 $            -          500          750        1,125
  Westinghouse                                                              $            -          500          750        1,125
  Westin Quarry Tile                                                        $            -          500          750        1,125

  Subtotal Direct Sales                                                     $       23,916      $31,130      $46,380     $ 69,255
-------------------------------------------------------------------------------------------    ----------------------------------
  Total                                                                     $      412,117      $60,779      $90,305     $136,457
-------------------------------------------------------------------------------------------    ----------------------------------

-------------------------------------------------------------------------------------------    ----------------------------------
Conversion Customers and Distributors Not Covered By Agreement with Engineered Product
Sales Associates
-------------------------------------------------------------------------------------------    ----------------------------------
  Agmet Metals                                                              $            -      N/A          N/A          N/A
  A-Line Products Corp.                                                     $          300      N/A          N/A          N/A
  Aven Tools                                                                $           15      N/A          N/A          N/A
  American Econotread, Inc.                                                 $           23      N/A          N/A          N/A
  Air Response & Services.                                                  $          430      N/A          N/A          N/A
  Advanced Finishing Equip.                                                 $           35      N/A          N/A          N/A
  Acquarius Coatings                                                        $          580      N/A          N/A          N/A
  Benjamin Moore & Co.                                                      $          296      N/A          N/A          N/A
  Bimark Wirral, Ltd.                                                       $            -          500          750        1,125
  Casual Patio Design, Inc                                                  $          350      N/A          N/A          N/A
  Chautauqua Woods                                                          $           35      N/A          N/A          N/A
  Coronado Laboratories, Inc.                                               $          175      N/A          N/A          N/A
  Conlog Control, Ltd.                                                      $       15,148      N/A          N/A          N/A
  Carpenter Brothers, Inc.                                                  $          570      N/A          N/A          N/A
  Cytech Laboratories, Inc.                                                 $        2,136      N/A          N/A          N/A
  Daewoo                                                                    $        8,078      N/A          N/A          N/A

                     Customer List and Performance Criteria
                               CTI/EPSA Agreement
                                  EXHIBIT "A"

---------------------------------------------------------------------------------------------------------------------------------
                                         Trade                                         Historical Sales Performance
        Customer                       Location           Y/E 6-30-96       Y/E 6-30-97          97 - 5 mos.       Avg. Sales/mo
                                                                                                 7/1 - 11/22         29 Months
---------------------------------------------------------------------------------------------------------------------------------
  Deacon Manufacturing, Inc.                            $           -      $           25      $            -      $            1
  Deltek, Inc.                                          $           -      $           21      $            -      $            1
  Dulubak                                 OH
  Dragon Engineering co., Ltd.                          $           -      $           22      $            -      $            1
  Eviro-Blast                                           $       1,325      $        1,040      $            -      $           82
  Entrepreneurial Association                           $           -      $            7      $            -      $            0
* Fusco Abrasive Systems                   CA           $      33,412      $       16,115      $        1,720      $        1,767
  Grand Northern Products                               $         494      $            -      $          350      $           29
  Guyson Industries                                     $         125      $            -      $            -      $            4
  Hatachi                                 SC
  Kleifer & Schulz, Inc.                                $           -      $          720      $            -      $           25
  KOR                                                   $           -      $          626      $            -      $           22
* Kramer Industries                                     $           -      $          612      $            -      $           21
  Kentucky Apparel & Laundry                            $         500      $            -      $            -      $           17
  Metal Dimensions                                      $        (333)     $            -      $            -      $          (11)
  Metal Fini                            Canada          $           -      $            -      $            -      $            -
  MidWest Finishing                                     $         585      $            -      $            -      $           20
  MJD Enterprises, Inc.                                 $       2,100      $            -      $            -      $           72
  P.S. Bruckel, Inc.                                    $       7,975      $            -      $            -      $          275
* Ritchey Supply                                        $       2,996      $            -      $            -      $          103
* Rosber, S.A. de C.V.                   Mexico         $       4,320      $            -      $            -      $          149
  Rutherford Saw Shop                                   $          15      $            -      $            -      $            1
* Bob Schmidt, Inc.                                     $       5,798      $            -      $            -      $          200
  Sherman Holdings                                      $           -      $            -      $          105      $            4
  Storchem, Inc.                                        $           -      $          986      $            -      $           34
  Southwest Abrasives Co.                               $         138      $            -      $            -      $            5
  Smith International                   CA,OR,WA
  Spesco, Inc.                                          $       1,056      $          580      $          580      $           76
  Techniglass                             OH
  Thompson                                OH
  Toshiba                                 NY
  SONY                                   IL,AR
  Viking Engineering co.                                $           -      $           40      $            -      $            1
  Vacu-Blast Limited                United Kingdom      $       7,412      $       18,108      $        7,320      $        1,132
  Vangkoe Industries, Inc.                              $           -      $          766      $            -      $           26
  W.M. Barr, Co.                                        $       7,560      $            -      $            -      $          261
  Wooster Products                                      $       7,005      $            -      $            -      $          242

-------------------------------------------------------------------------------------------    ----------------------------------
                                                                                                       Performance Criteria
        Customer                                                                 Total             Average Monthly Running Sales
                                                                               Revenues           1998         1999         2000
-------------------------------------------------------------------------------------------    ----------------------------------
  Deacon Manufacturing, Inc.                                                $           25      N/A          N/A          N/A
  Deltek, Inc.                                                              $           21      N/A          N/A          N/A
  Dulubak
  Dragon Engineering co., Ltd.                                              $           22      N/A          N/A          N/A
  Eviro-Blast                                                               $        2,365      N/A          N/A          N/A
  Entrepreneurial Association                                               $            7      N/A          N/A          N/A
* Fusco Abrasive Systems                                                    $       51,247      N/A          N/A          N/A
  Grand Northern Products                                                   $          844      N/A          N/A          N/A
  Guyson Industries                                                         $          125      N/A          N/A          N/A
  Hatachi
  Kleifer & Schulz, Inc.                                                    $          720      N/A          N/A          N/A
  KOR                                                                       $          626      N/A          N/A          N/A
* Kramer Industries                                                         $          612      N/A          N/A          N/A
  Kentucky Apparel & Laundry                                                $          500      N/A          N/A          N/A
  Metal Dimensions                                                          $         (333)     N/A          N/A          N/A
  Metal Fini                                                                $            -      N/A          N/A          N/A
  MidWest Finishing                                                         $          585      N/A          N/A          N/A
  MJD Enterprises, Inc.                                                     $        2,100      N/A          N/A          N/A
  P.S. Bruckel, Inc.                                                        $        7,975      N/A          N/A          N/A
* Ritchey Supply                                                            $        2,996      N/A          N/A          N/A
* Rosber, S.A. de C.V.                                                      $        4,320      N/A          N/A          N/A
  Rutherford Saw Shop                                                       $           15      N/A          N/A          N/A
  *Bob Schmidt, Inc.                                                        $        5,798      N/A          N/A          N/A
  Sherman Holdings                                                          $          105      N/A          N/A          N/A
  Storchem, Inc.                                                            $          986      N/A          N/A          N/A
  Southwest Abrasives Co.                                                   $          138      N/A          N/A          N/A
  Smith International                                                                           N/A          N/A          N/A
  Spesco, Inc.                                                              $        2,216      N/A          N/A          N/A
  Techniglass
  Thompson
  Toshiba
  SONY
  Viking Engineering co.                                                    $           40      N/A          N/A          N/A
  Vacu-Blast Limited                                                        $       32,840      N/A          N/A          N/A
  Vangkoe Industries, Inc.                                                  $          766      N/A          N/A          N/A
  W.M. Barr, Co.                                                            $        7,560      N/A          N/A          N/A
  Wooster Products                                                          $        7,005      N/A          N/A          N/A

                     Customer List and Performance Criteria
                               CTI/EPSA Agreement
                                  EXHIBIT "A"

---------------------------------------------------------------------------------------------------------------------------------
                                         Trade                                         Historical Sales Performance
        Customer                       Location           Y/E 6-30-96       Y/E 6-30-97          97 - 5 mos.       Avg. Sales/mo
                                                                                                 7/1 - 11/22         29 Months
---------------------------------------------------------------------------------------------------------------------------------

  All Swimming Pool Plaster Decking Compound Producers
  All seamless flooring compounders

                                                       --------------------------------------------------------------------------
  Subtotal                                              $     201,196      $      242,349      $      121,023      $       19,468
                                                       --------------------------------------------------------------------------

-------------------------------------------------------------------------------------------    ----------------------------------
                                                                                                       Performance Criteria
        Customer                                                                 Total             Average Monthly Running Sales
                                                                               Revenues           1998         1999         2000
-------------------------------------------------------------------------------------------    ----------------------------------
  All Swimming Pool Plaster Decking Compound Producers
  All seamless flooring compounders

                                                                           ---------------     ----------------------------------
  Subtotal                                                                  $     564,568
                                                                           ---------------     ----------------------------------

*CTI Distributor per map produced by Susan Kirby

--------------------------------------------------------------------------------
Working Relationship between Conversion and EPSA
--------------------------------------------------------------------------------


Pricing and distribution

1 CTI will, with EPSA assistance, select and appoint distributors for its products and establish performance criteria. The primary purpose of CTI's distribution will be to market, sell and distribute abrasive materials in small to modest quantities to end users and contractors. CTI will price its abrasive products to encourage all customers to purchase CTI's abrasive products from its appointed distributors.

2 CTI will establish distribution volume discounts for non-abrasive products to encourage individual flooring and stucco contractors to seek out CTI distributors for small volume purchases of colored particles and related products such as plasters, pre-ceramic polymers and fillers.

3 EPS will methodically support CTI's distribution through monthly sales meetings at the distributors offices, joint sales calls, communication of CBI policies and procedures, technical support, and interactive communication between CTI and the distribution.

4. EPSA will serve as CTI's representative for non abrasive products to manufacturers, large volume users and compounders who offer the potential to purchase large volumes of CTI materials or incorporate these materials into their products for resale. EPSA will methodically support CTI's effort to solicit these customers through individual and joint joint sales calls, communication of CTI technical and commercial data, technical field support, and interactive communication between CTI and its customers.

Exclusivity

1 CTI has the exclusive authority to appoint or terminate any distributor of its products at any time.

2 EPSA will serve as CTI's exclusive sales representative to its appointed domestic distributors east of the Mississippi River and be entitled to sales commissions on all sales through these distributors CTI distributors.

3 CTI may solicit and work directly with any non-distributor, manufacturer, OEM producer or large volume user of its products and will not be obligated to pay EPSA

                     Customer List and Performance Criteria
                               CTI/EPSA Agreement
                                  EXHIBIT "A"

---------------------------------------------------------------------------------------------------------------------------------
                                         Trade                                         Historical Sales Performance
        Customer                       Location           Y/E 6-30-96       Y/E 6-30-97          97 - 5 mos.       Avg. Sales/mo
                                                                                                 7/1 - 11/22         29 Months
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------    ----------------------------------
                                                                                                       Performance Criteria
        Customer                                                                 Total             Average Monthly Running Sales
                                                                               Revenues           1998         1999         2000
-------------------------------------------------------------------------------------------    ----------------------------------


      a commission on any sales. However, CTI may grant EPSA the exclusive right to serve as CTI's representative or agent to specific customers. Only in this instance will CTI pay a sales representative commission to EPSA.

Performance

1 The level EPSA's performance in working with CTI's distributors will be evaluated quarterly and based upon a number of parameters such as communications effectiveness, Distributor feed back, and overall sales performance.

2 The level of EPSA in working with CTI's manufacturers, compounders and OEM's will be evaluated quarterly and based upon sales call frequency, depth of customer relationship and sales performance. Exclusivity will be granted in 90 day increments until an agreed level of volume is achieved. Once volume is achieved EPSA's performance will be reviewed quarterly sales call frequency, and be evaluated upon and assessment of EPSA's customer relationship and volume of sales

                                    EXHIBIT B

                          PROPOSED COMMISSION SCHEDULE
                     "ENGINEERED PRODUCTS SALES ASSOCIATES"

                                    ABRASIVES

  ----------------------------------------------------------------------------
       Alumaglass       Alumaglass        Fired Ceramics,      Fired Ceramics,
                                             Visigrit             Visigrit
  ----------------------------------------------------------------------------
     Selling Price     Incremental        Selling Price          Incremental
       (per ton)          Rate              (per ton)               Rate
  ----------------------------------------------------------------------------
         ($)               (%)                 ($)                   (%)
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
       300-349*             8                150-199                  8
  ----------------------------------------------------------------------------
       350-399             10                200-249                 10
  ----------------------------------------------------------------------------
       400-449             12                250-299                 12
  ----------------------------------------------------------------------------
       450-499             14                300-349                 14
  ----------------------------------------------------------------------------
       500-549             16                350-399                 16
  ----------------------------------------------------------------------------
       550-600             18                400-449                 18
  ----------------------------------------------------------------------------
      Above 600            20               Above 450                20
  ----------------------------------------------------------------------------

                              DECORATIVE PARTICLES

                    ----------------------------------------
                     Sand & Feldspar             Feldspar
                    ----------------------------------------
                      Selling Price            Incremental
                        (per ton)                 Rate
                    ----------------------------------------
                           ($)                     (%)
                    ----------------------------------------

                    ----------------------------------------
                      Less than 300*               --
                    ----------------------------------------
                         300-409                   10
                    ----------------------------------------
                         410-449                   12
                    ----------------------------------------
                         450-489                   14
                    ----------------------------------------
                         490-529                   16
                    ----------------------------------------
                         530-569                   18
                    ----------------------------------------
                        Above 570                  20
                    ----------------------------------------